                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT (this "Amendment") dated as of March 29, 2004 and effective in accordance with Section 3 below, is entered into by and among ARMOR HOLDINGS, INC., as Borrower (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, and KEYBANK NATIONAL ASSOCIATION, as Documentation Agent.

                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement dated as of August 12, 2003 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent, the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower.

         The Borrower has requested that the Required Lenders amend the Credit Agreement as provided herein and, subject to the terms and conditions set forth herein, the Required Lenders are willing to consent to such amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. AMENDMENTS.

                  (a) Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by amending and restating the Defined Term "Consolidated Fixed Charges" in its entirety as follows:

                           "Consolidated Fixed Charges" means, for any period,
                  the sum of, without duplication, (a) the amounts deducted for the cash portion of Consolidated Interest Expense in determining Consolidated Net Income for such period, (b) the amount of scheduled payments of principal of Indebtedness during such period plus the non-interest portion of payments under Capital Leases during such period, and (c) cash dividends and distributions paid during such period."

                  (b) Section 7.09 of the Credit Agreement (Limitations on Dividends) is hereby amended by amending and restating the Section in its entirety as follows:

                           "Declare or pay any dividend (other than dividends
                  payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"). Notwithstanding the foregoing, however, the Borrower may:

                  (i) repurchase the Capital Stock of the Borrower pursuant to any currently existing or subsequently adopted stock repurchase program without any limitations, provided, that the ratio of Consolidated Senior Indebtedness to Consolidated EBITDA as of the last day of any Rolling Period (calculated on a pro forma basis as if such repurchase of Capital Stock of the Borrower, and the incurrence of any Indebtedness by any Loan Party in connection therewith, had occurred immediately prior to such day) is less than 1.0 to 1.0. From and after the last day of any Rolling Period (beginning with the Rolling Period ended immediately prior to the Closing
                       Date) for which the ratio of Consolidated Senior Indebtedness to Consolidated EBITDA as of the last day of any such Rolling Period (calculated on a pro forma basis as if such repurchase of Capital Stock of the Borrower, and the incurrence of any Indebtedness by any Loan Party in connection therewith, had occurred immediately prior to such day) is 1.0 to 1.0 or greater (such day, the "Limitation Date"), the Borrower shall be subject to a limitation of $15,000,000 in the aggregate for all such repurchases of Capital Stock (the "Limitation") from and after the Limitation Date. The Limitation described previously shall not be applicable during any subsequent Rolling Period in which the ration described herein for such Rolling Period is less than 1.0 to 1.0. For any subsequent Rolling Period in which the ratio described herein for such Rolling Period is 1.0 to 1.0 or greater, the Limitation shall again be $15,000,000 in the aggregate from and after any such subsequent Rolling Period, and

                  (ii) declare and pay cash dividends to its shareholders,
                       provided, that both prior to and after giving effect to the payment of such dividends, (A) the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.01 and (B) no Event of Default has occurred and is continuing."

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date that (a) the Administrative Agent shall have received satisfactory evidence that this Amendment has been duly executed and delivered by the Borrower, the Guarantors and the Required Lenders; (b) the Administrative Agent shall have received any other documents relating hereto that shall be reasonably requested by the Required Lenders or the Administrative Agent prior to the date hereof; and (c) the Administrative Agent shall have been reimbursed for all legal fees then due and payable by the Borrower and invoiced prior to the date hereof.

         SECTION 4. LIMITED EFFECT. Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect and this Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

         SECTION 5. REPRESENTATIONS AND WARRANTIES/NO DEFAULT. By its execution hereof, and after giving effect to this Amendment, the Borrower hereby certifies that (a) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof no Default or Event of Default has occurred and is continuing, and (b) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and the Guarantors.

         SECTION 6. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         SECTION 7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regards to conflicts of law principles.

         SECTION 8. COUNTERPARTS. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         SECTION 9. FAX TRANSMISSION.A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       BORROWER:

                                       ARMOR HOLDINGS, INC., as Borrower


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Corporate Controller and Treasurer


                                       GUARANTORS:

                                       911EP, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       AHI PROPERTIES I, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       ARMOR BRANDS, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       ARMORGROUP SERVICES, LLC


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President


[Second Amendment to Credit Agreement - Armor Holdings, Inc.]

                                       ARMOR HOLDINGS GP, LLC


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       ARMOR HOLDINGS LP, LLC


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       ARMOR HOLDINGS FORENSICS, L.L.C.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       ARMOR HOLDINGS PAYROLL SERVICES, LLC


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Manager

                                       ARMOR HOLDINGS PRODUCTS, L.L.C.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       ARMOR HOLDINGS PROPERTIES, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       ARMOR HOLDINGS MOBILE SECURITY, L.L.C.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

[Second Amendment to Credit Agreement - Armor Holdings, Inc.]

                                       ARMOR SAFETY PRODUCTS COMPANY


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       B-SQUARE, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       BREAK-FREE, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       BREAK-FREE ARMOR CORP.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       CASCO INTERNATIONAL, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       CDR INTERNATIONAL, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

[Second Amendment to Credit Agreement - Armor Holdings, Inc.]

                                       DEFENSE TECHNOLOGY CORPORATION OF AMERICA


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       IDENTICATOR, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       MONADNOCK LIFETIME PRODUCTS, INC., a
                                          Delaware corporation


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       MONADNOCK LIFETIME PRODUCTS, INC. a New
                                          Hampshire corporation


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       MONADNOCK POLICE TRAINING COUNCIL, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

[Second Amendment to Credit Agreement - Armor Holdings, Inc.]

                                       NAP PROPERTIES, LTD., A CALIFORNIA
                                          LIMITED PARTNERSHIP

                                       By: NAP PROPERTY MANAGERS LLC, its
                                           General Partner

                                       By: ARMOR HOLDINGS PROPERTIES, INC., its
                                           Managing Member


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       NAP PROPERTY MANAGERS LLC

                                       By: ARMOR HOLDINGS PROPERTIES, INC., its
                                           Managing Member


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       NETWORK AUDIT SYSTEMS, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       NEW TECHNOLOGIES ARMOR, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       O'GARA-HESS & EISENHARDT ARMORING
                                          COMPANY, L.L.C.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

[Second Amendment to Credit Agreement - Armor Holdings, Inc.]

                                       PRO-TECH ARMORED PRODUCTS OF
                                          MASSACHUSETTS, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       RAMTECH DEVELOPMENT CORP.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       SAFARILAND GOVERNMENT SALES, INC.


                                        By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       SAFARI LAND LTD., INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       SPEEDFEED ACQUISITION CORP.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       THE O'GARA COMPANY


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

[Second Amendment to Credit Agreement - Armor Holdings, Inc.]

                                       ADVANCED TRAINING SOLUTIONS, INC.
                                          (formerly known as USDS, INC.)



                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       HATCH IMPORTS, INC.


                                       By: /s/ Phil Baratelli
                                          --------------------------------------
                                       Name: Phil Baratelli
                                       Title: Vice President

                                       SIMULA, INC.


                                       By: /s/ Glenn Heiar
                                          --------------------------------------
                                       Name: Glenn Heiar
                                       Title: Secretary and Treasurer


                                       SIMULA AEROSPACE & DEFENSE GROUP, INC.


                                       By: /s/ Glenn Heiar
                                          --------------------------------------
                                       Name: Glenn Heiar
                                       Title: Secretary and Treasurer

                                       SIMULA POLYMER SYSTEMS, INC.


                                       By: /s/ Glenn Heiar
                                          --------------------------------------
                                       Name: Glenn Heiar
                                       Title: Secretary and Treasurer

                                       SIMULA TECHNOLOGIES, INC.


                                       By: /s/ Glenn Heiar
                                          --------------------------------------
                                       Name: Glenn Heiar
                                       Title: Secretary and Treasurer

[Second Amendment to Credit Agreement - Armor Holdings, Inc.]

                                       INTERNATIONAL CENTER FOR SAFETY
                                          EDUCATION, INC.


                                       By: /s/ Glenn Heiar
                                          --------------------------------------
                                       Name: Glenn Heiar
                                       Title: Secretary and Treasurer

                                       AHI BULLETPROOF ACQUISITION CORP.


                                       By: /s/ Glenn Heiar
                                          --------------------------------------
                                       Name: Glenn Heiar
                                       Title: Secretary and Treasurer






[Second Amendment to Credit Agreement - Armor Holdings, Inc.]

                                       LENDERS:


                                       BANK OF AMERICA, N.A., as Administrative
                                          Agent


                                       By: /s/ Michael Brashler
                                          --------------------------------------
                                       Name: Michael Brashler
                                       Title: Vice President and Senior Agency
                                              Officer


                                       BANK OF AMERICA, N.A., as L/C Issuer,
                                          Swingline Lender and a Lender


                                       By: /s/ Brian K. Keeney
                                          --------------------------------------
                                       Name:  Brian K. Keeney
                                       Title: Senior Vice President


                                       WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                          Syndication Agent and a Lender


                                       By: /s/ James Travagline
                                          --------------------------------------
                                       Name:  James Travagline
                                       Title: Vice President


                                       KEYBANK NATIONAL ASSOCIATION, as
                                          Documentation Agent and a Lender


                                       By: /s/ Louis A. Fender
                                          --------------------------------------
                                       Name:  Louis A. Fender
                                       Title: Senior Vice President

[Second Amendment to Credit Agreement - Armor Holdings, Inc.]